U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 4, 2008

LEXINGTON RESOURCES, INC.

(Exact Name of Small Business Issuer as Specified in its Charter)

NEVADA

(State or other Jurisdiction as Specified in Charter)

00-25455	88-0365453
(Commission file number)	(I.R.S. Employer Identification No.)

7473 West Lake Mead Road
Las Vegas, Nevada 89128

(Address of Principal Executive Offices)

702.382.5139

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03  BANKRUPTCY AND RECEIVERSHIP

On March 4, 2008, Lexington Oil and Gas Ltd., the wholly-owned subsidiary of Lexington Resources, Inc., a Nevada corporation (collectively, the “Company”) filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Eastern District of Oklahoma (the “Bankruptcy Court”), Case Number 08-80228. The petition was filed in order to enable the Company to pursue reorganization efforts under Chapter 11 of the Bankruptcy Code. The Company remains in possession of its assets and will continue to operate its business and manage its property as a debtor-in-possession.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Lexington Resources, Inc.

Date: March 10, 2008	By:	/s/ Grant Atkins
Grant Atkins
President/CEO